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                      SCHEDULE 14(A) INFORMATION
            Proxy Statement Pursuant to Section 14(a) of the
            Securities Exchange Act of 1934 (Amendment No. _)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]Preliminary Proxy Statement
[ ]Definitive Proxy Statement		[   ]  Confidential, for Use of the
[X]Definitive Additional Materials	       Commission only (as
[ ]Soliciting Material Under Rule 14a - 12     permitted by Rule 14a-6(e)(2))

                   FIRST AMERICAN CAPITAL CORPORATION
                    Attn:  Harland Priddle, Chairman
                     1303 S.W. First American Place
                         Topeka, Kansas 66604
                          Phone: 785/267-7077
                   with a copy to William Schutte, Esq.
                    Polsinelli, Shalton & Welte, P.C.
                    6201 College Boulevard, Suite 500
                       Overland Park, Kansas 66211
                          Phone: 913/451-8788
             (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[   ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
	0-11.

1)	Title of each class of securities to which transaction applies:
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2)	Aggregate number of securities to which transaction applies:
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3)	Per unit price or other underlying value of transaction computed
	pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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4)	Proposed maximum aggregate value of transaction:
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5)	Total fee paid:
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[   ]	Fee paid previously with preliminary materials.
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[   ]	Check box if any part of the fee is offset as provided by Exchange
	Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



1)	Amount previously paid:
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2)	Form, Schedule or Registration Statement No.:
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3)	Filing Party:
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4)	Date Filed:
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FOR IMMEDIATE RELEASE


CONTACT:

Harland E. Priddle, Chairman
First American Capital Corporation
(785)  267 - 7077 or (620) 664 - 3304




KANSAS COMMISSIONER OF INSURANCE RULES WHITE PROXIES

GATHERED BY DISSIDENT GROUP FUNDED BY CITIZENS, INC. CAN NOT

BE USED TO SEIZE CONTROL OF FIRST AMERICAN CAPITAL CORPORATION

TOPEKA, KS - May 23, 2003 - First American Capital Corporation disclosed today the Office of the Kansas Commissioner of Insurance, ruled the white proxies gathered by a dissident group of shareholders being financed by Citizens, Inc. (NYSE:CIA) of Austin, Texas can not be used to elect the dissident's nominees to First American Capital's board of directors.

Today's letter from the Kansas Insurance Department stated:

"As to the voting of the proxies gathered by or on behalf of Riley, Oliver and Citizens, Inc. it appears to the Commissioner that the use of any of these proxies would be a violation of the Kansas Insurance Holding Companies Act. She objects to their use in any manner whatsoever. If any of these proxies are used at the upcoming shareholders meeting she will take appropriate action which may include the filing of a suit in the Shawnee County District Court, the seizure of proxies and the invalidation of any actions resulting from the use of the proxies."

First American Capital's company's annual meeting of shareholders is scheduled to be held at the Holiday Inn West in Topeka at 11:00 a.m, on Monday June 2.

"We will continue to encourage shareholder support for our campaign to elect Managment's slate of experienced business leaders to the board of directors," said Harland E. Priddle, Chairman of the Board of First
American Capital, a regional life insurance company founded and financed by Kansans in 1996.

"We are urging each and every shareholder to vote Management's Blue Proxy Card immediately," Priddle said.

Every shareholder is urged to support First American Capital's Management by voting FOR Management's Nominees on the BLUE Proxy Card and mailing it today to UMB Bank.


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HOW TO VOTE MANAGEMENT'S BLUE PROXY
YOUR VOTE IS VERY IMPORTANT,
NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

1. If your shares are registered in your own name, please sign, date and mail the enclosed BLUE Proxy Card to UMB Bank in the postage-paid envelope provided today.

2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign the BLUE Proxy Card with respect to your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed BLUE Proxy Card in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a BLUE Proxy Card to be issued representing your shares.

3. After signing the enclosed BLUE Proxy Card, do not sign or return the WHITE Proxy Card.

4. Remember, only your latest dated proxy will determine how your shares are to be voted at the meeting. IF YOU VOTED A WHITE PROXY CARD AND WANT TO CHANGE YOUR VOTE, YOU CAN DO SO NOW BY SENDING IN THIS BLUE PROXY CARD.

5. If you have any questions or need further assistance in voting your shares, please contact our proxy solicitor:

Allen Nelson & Co. Incorporated
P. O. Box 16157
1906 California Avenue, S.W.
Seattle,  WA  98116

SHAREHOLDERS MAY CALL TOLL FREE:   1-800-932-0181

Safe Harbor Statement

Statements in this letter that are not historical are forward-looking statements, including statements regarding First American's beliefs, expectations, hopes or intentions regarding the future. It is important to note that actual outcomes and First American's actual results could differ materially from forward-looking statements. First American assumes no obligation to update any forward-looking statement.

Proxy Solicitation Disclosure

First American filed with the Securities and Exchange Commission a definitive proxy statement relating to the solicitation of proxies with respect to the First American 2003 Annual Meeting of Shareholders.
First American may file other proxy solicitation materials with the Commission. Security holders are urged to read the proxy statement and any other proxy solicitation materials (when they become available) because they contain important information. First American and its slate of directors to be elected at the 2003 Annual Meeting of Shareholders and certain of executive officers of First American may be deemed to be participants in the solicitation of proxies with respect to electing the Board of Directors of First American at the 2003 Annual Meeting of Shareholders. Additional information concerning the beneficial ownership of those executive officers and the First American slate of directors of First American common stock is set forward in the definitive proxy statement filed by First American with the Commission.

Proxy Statement Available

Shareholders may obtain a free copy of the definitive proxy statement and other documents filed by First American with the Commission at the Commission's website at http:\\www.sec.gov. In addition, you may obtain a free copy of the definitive proxy statement by contacting Allen Nelson & Co., Incorporated toll-free at 1-800-932-0181.